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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) February 24, 2005

                            MICHAEL BAKER CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                  PENNSYLVANIA
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                 (State or Other Jurisdiction of Incorporation)

               1-6627                              25-0927646
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      (Commission File Number)          (IRS Employer Identification No.)

               100 Airside Drive
          Moon Township, Pennsylvania                    15108
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   (Address of Principal Executive Offices)           (Zip Code)

                                 (412) 269-6300
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On February 24, 2005, the Board of Directors of Michael Baker Corporation increased the size of the Board of Directors and appointed Pamela S. Pierce to fill the resulting vacancy. Ms. Pierce will serve as a director until Michael Baker's Annual Meeting of Shareholders, when she will stand for election. Ms. Pierce was appointed as a member of the Audit Committee of the Board. A copy of the press release issued by Michael Baker on February 24, 2005 announcing this appointment is included as Exhibit 99.1 of this Current Report on Form 8-K. For a portion of 2004, Ms. Pierce was President of Huber Energy, an operating company of J.M. Huber Corporation, from which Baker Energy, a unit of Michael Baker Corporation, recorded revenues totaling $44.5 million for the year ended December 31, 2004.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

The following exhibit is filed with this report on Form 8-K:

Exhibit No.    Description
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99.1           Press release dated February 24, 2005 regarding the matter referenced in Item 5.02.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MICHAEL BAKER CORPORATION

                                                By: /s/  William P. Mooney
                                                    ----------------------------
                                                    Executive Vice President and
                                                    Chief Financial Officer

Date:  February 25, 2005

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                                  EXHIBIT INDEX

Number       Description                                   Method of Filing
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99.1         Press release dated February 24, 2005.        Filed herewith